                         East/West Communications, Inc.
                              350 Stuyvesant Avenue
                               Rye, New York 10580

   PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY __, 2000
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF EAST/WEST COMMUNICATIONS, INC.

      The undersigned, revoking all prior proxies, hereby appoint(s) Victoria Kane, T. Gibbs Kane, Jr., and Mario J. Gabelli, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Class A Common Stock of East/West Communications, Inc., a Delaware corporation (the "Company") that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, CT 06830 on January __, 2000 at 1:00 p.m., local time, and at any adjournment or postponement thereof.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

      This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Attendance of the undersigned at the meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicate his intent to vote in person.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR PROPOSAL 1.

      1. To approve and adopt an Agreement and Plan of Merger, dated as of October 22, 1999, between Omnipoint Corporation, a Delaware corporation, and the Company.
                         [_] FOR [_] AGAINST [_] ABSTAIN

      2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

Mark here for address change and note below [_]

-------------------------------------------------------------------------------

  PLEASE DATE AND SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A CORPORATION OR A PARTNERSHIP, PLEASE SIGN BY AUTHORIZING PERSON.

                                             Date: ________________

                                             ----------------------
                                                  (Signature)

                                             ----------------------
                                                  (Print Name)

                                             Date: ________________

                                             ----------------------
                                                  (Signature)

                                             ----------------------
                                                  (Print Name)